SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHART ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

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CHART ACQUISITION CORP.
c/o The Chart Group, L.P.
75 Rockefeller Plaza, 14th Floor
New York, New York 10019

To the Stockholders of Chart Acquisition Corp.:

You are cordially invited to attend the 2013 annual meeting of stockholders (the “Annual Meeting”) of Chart Acquisition Corp. (the “Company”) to be held on Monday, February 10, 2014 at 11:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.
To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2016 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of Rothstein Kass to serve as our independent registered public accounting firm for fiscal year 2013;

3.	To hold an advisory vote on compensation to our named executive officers;

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF ROTHSTEIN KASS TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

The Board has fixed the close of business on January 8, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Joseph R. Wright Chairman of the Board of Directors	/s/ Michael LaBarbera Secretary

This proxy statement is dated January 16, 2014
and is being mailed with the form of proxy on or shortly after January 16, 2014.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to executive compensation unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form.

CHART ACQUISITION CORP.
c/o The Chart Group, L.P.
75 Rockefeller Plaza, 14th Floor
New York, New York 10019

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 10, 2014

To the Stockholders of Chart Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2013 annual meeting of stockholders (the “Annual Meeting”) of Chart Acquisition Corp., a Delaware corporation (the “Company”), will be held on Monday, February 10, 2014 at 11:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.
To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2016 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of Rothstein Kass to serve as our independent registered public accounting firm for fiscal year 2013;

3.	To hold an advisory vote on compensation to our named executive officers;

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on January 8, 2014 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.  You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.  You may also access our proxy materials at the following website: www.chartacquisition.com.

 By Order of the Board,

/s/ Joseph R. Wright Chairman of the Board of Directors	/s/ Michael LaBarbera Secretary

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	1
THE ANNUAL MEETING	6
Date, Time, Place and Purpose of the Annual Meeting	6
Record Date, Voting and Quorum	6
Required Vote	6
Voting	7
Revocability of Proxies	8
Attendance at the Annual Meeting	8
Solicitation of Proxies	8
No Right of Appraisal	8
Other Business	8
Principal Offices	8
DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	9
Directors and Officers	9
Corporate Governance	12
Board Leadership Structure and Role in Risk Oversight	15
Director Recommendations and Nominations	15
Procedures for Contacting Directors	16
Code of Conduct and Ethics	16
Executive Compensation	16
Section 16(a) Beneficial Ownership Reporting Compliance	16
OTHER INFORMATION	17
Principal Stockholders	17
Certain Relationships and Related Transactions	20
PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS	24
Proposal One—Election of Three Class I Directors	24
Proposal Two—Ratification of Appointment of Independent Registered Public Accounting Firm	25
Proposal Three—Approval of Executive Compensation	26
Proposal Four—Determine Frequency of Stockholder Advisory Vote Regarding Compensation Awarded to Named Executive Officers	27
OTHER MATTERS	28
Submission of Stockholder Proposals for the 2014 Annual Meeting	28
Householding Information	28
Where You Can Find More Information	28

CHART ACQUISITION CORP.
 c/o The Chart Group, L.P.
75 Rockefeller Plaza, 14th Floor
New York, New York 10019

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS
To be held on Monday, February 10, 2014, at 11:00 a.m., local time at the offices of Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you furnish me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Chart Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, February 10, 2014 at 11:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about January 16, 2014.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting;
•	The Company’s Annual Report on Form 10-K/A for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2013; and
•	The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, as filed with the SEC on November 13, 2013.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect three directors to serve as Class I directors on the Board until the 2016 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of Rothstein Kass to serve as our independent registered public accounting firm for fiscal year 2013;

3.	To hold an advisory vote on compensation to our named executive officers; and

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director, “FOR” the ratification of the selection of Rothstein Kass as our independent registered public accounting firm, “FOR” the approval of compensation to named executive officers and every “THREE YEARS” for frequency of future stockholder advisory votes on executive compensation.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on January 8, 2014 are entitled to vote at the Annual Meeting.

As of the Record Date, there were 9,750,000 issued and outstanding shares of common stock.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants.  In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock as of January 8, 2014 must be present at the Annual Meeting.  This is referred to as a quorum. On January 8, 2014, there were 9,750,000 shares of common stock outstanding and entitled to vote.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting.  Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Other Information—Principal Stockholders” beginning on page 17.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Joseph R. Wright, our Chairman and Chief Executive Officer, as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Wright to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are two ways to vote:

●
In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●
By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, these shares will be counted as voted by the brokerage firm in the ratification of accountants.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals one, two, four and five are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Shares not voted on the election of directors will have no effect on the vote for election of directors.

What vote is required to ratify the selection by our Audit Committee of Rothstein Kass as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Rothstein Kass as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. An abstention will be counted as a vote against this proposal.

What vote is required to approve the advisory vote on executive compensation?

Approval of the advisory vote on executive compensation requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Because this vote is advisory, it will not be binding on the Compensation Committee or the Company. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

What vote is required to determine the frequency of future advisory votes on executive compensation?

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders. Because this vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making a decision regarding the frequency of future votes on executive compensation.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at c/o The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, New York 10019, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” for all the director nominees and the proposals being placed before our stockholders at the Annual Meeting and “THREE YEARS” on the frequency of future advisory votes on executive compensation.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who can help answer my questions?

You can contact our Secretary, Michael L. LaBarbera, at (212) 350-8250 or by sending a letter to Michael L. LaBarbera at the offices of the Company at c/o The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, New York 10019 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Chart Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Monday, February 10, 2014, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Monday, February 10, 2014, at 11:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•	To elect three directors to serve as Class I directors on the Board until the 2016 annual meeting of stockholders or until their successors are elected and qualified;
•	To ratify the selection by our Audit Committee of Rothstein Kass to serve as our independent registered public accounting firm for fiscal year 2013;
•	To hold an advisory vote on compensation to our named executive officers; and
•	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

Record Date, Voting and Quorum

Our Board fixed the close of business on January 8, 2014, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 9,750,000 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of common stock entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding common stock, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of Rothstein Kass as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

The approval on an advisory basis of the compensation to our named executive officers requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast at the Annual Meeting will be deemed to be the frequency selected by stockholders.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

 If you complete the proxy card as described above, you will designate the Chairman and CEO to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Wright.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director, “FOR” the ratification of the selection of Rothstein Kass as our independent registered public accounting firm, “FOR” the approval on an advisory basis of the compensation to our named executive officers and “THREE YEARS” on the frequency of future votes on executive compensation and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Secretary, Michael LaBarbera, at (212) 350-8250.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Chart Acquisition Corp., c/o The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, NY 10019) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Chart Acquisition Corp. as of the record date as acceptable proof of ownership.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated Certificate of Incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposal to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

The principal executive offices of our Company are located at Chart Acquisition Corp., c/o The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, New York 10019. The Company’s telephone number at such address is (212) 350-8250.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Joseph R. Wright (a)	75	Chairman and Chief Executive Officer
Christopher D. Brady (a)	59	President and Director
Michael LaBarbera	64	Chief Financial Officer and Secretary
Peter A. Cohen (b)	67	Director
Governor Thomas J. Ridge (c) (d)	68	Director
Senator Joseph Robert “Bob” Kerrey (c) (d)	70	Director
Manuel D. Medina (c) (d) (e)	61	Director
Kenneth J. Krieg (b) (e)	48	Director

(a)	Class III director (to serve until the annual meeting of stockholders in 2015)
(b)	Class II director (to serve until the annual meeting of stockholders in 2014)
(c)	Class I director (to serve until the annual meeting of stockholders in 2013)
(d)	Member of Audit Committee
(e)	Member of Compensation Committee

Joseph R. Wright has served as Chairman of our Board of Directors and Chief Executive Officer since inception.  Mr. Wright is a senior advisor to The Chart Group, L.P., a merchant banking firm and an affiliate of our sponsor.  Mr. Wright also serves as a member of the advisory board of The Comvest Group, a private investment firm providing equity and debt capital to middle-market companies.  Mr. Wright has served as the executive chairman of the board of directors of MTN Satellite Communications since 2010 and chairman of the investment committee of ClearSky Power & Technology Fund I LLC since 2011.  From July 2010 to June 2012, Mr. Wright served as senior advisor to Providence Equity Partners LLC.  From January 2009 to December 2010, he served as chief executive officer of Scientific Games Corp.  From July 2006 to April 2008, Mr. Wright served as chairman and director of Intelsat, Ltd., a provider of global satellite services and chief executive officer and director of PanAmSat Corporation from August 2001 until it was combined with Intelsat in July 2006. From 1996 to 2000, Mr. Wright served as chairman and director of GRC International, Inc. and served as executive vice president and vice chairman of W.R. Grace & Co. from August 1989 to 1994.  Mr. Wright was a member of President Reagan’s Cabinet, was Director and Deputy Director of the White House Office of Management and Budget from March 1982 to 1989 and was Deputy Secretary of the Department of Commerce from 1981 to 1982.  In 1989, Mr. Wright was appointed to the President’s Export Council by President George H.W. Bush as Chairman of the Export Control Sub-Committee.  In 2003, President George W. Bush appointed Mr. Wright to the President’s Commission on the U.S. Postal Service Reform, the National Security Telecommunications Advisory Committee (NSTAC), the FCC’s Network Reliability and Interoperability Council and the FCC’s Media and Security Reliability Council. Mr. Wright presently serves on the current Administration’s Defense Business Board, which provides advice on the overall management and governance on the Department of Defense.  Mr. Wright received the Distinguished Citizens Award from President Reagan in 1989. Mr. Wright is currently a director of Cowen Group, Inc., the parent of Cowen and Company, LLC, one of the representatives of the underwriters of our initial public offering.  Mr. Wright has served as a member of several other boards of directors throughout his career, including Federal Signal Corporation from 2010 to 2012, Education Management Corporation from 2011 to 2012, Travelers from 1990 to 1999, Harcourt Brace Janovich from 1990 to 1992 and Titan from 2000 to 2005. Mr. Wright received his undergraduate degree from the Colorado School of Mines and his graduate degree from Yale University in 1961.  Mr. Wright is well qualified to serve as Chairman of our Board of Directors due to his background in government services and private equity.

Christopher D. Brady has served as our President and a director since our inception. Mr. Brady founded The Chart Group, L.P., a merchant banking firm and an affiliate of our sponsor, in 1994 and serves as its chairman and managing director.  Mr. Brady has over 25 years of experience in private equity, corporate finance and capital markets, with a focus on identifying and building portfolio companies. Prior to founding The Chart Group, L.P., Mr. Brady spent 14 years in the corporate finance and capital markets departments of Lehman Brothers (from 1981 to 1987) and Dillon Read (from 1987 to 1992).  Mr. Brady currently serves as a director of SeaMobile, Inc., a government and commercial satellite communications provider, Miami International Holdings, a newly formed options exchange, Templeton Emerging Markets Investment Trust PLC, an international asset manager, Airborne Tactical Advantage Company (ATAC), a tactical military training service, and Genesis Today, Inc., a natural health supplement from organic liquid vitamins, and in other private companies in which either The Chart Group, L.P. or its affiliates have invested.  Mr. Brady serves as the chairman of Chart Capital Partners I and II and Chart Venture Partners.  Mr. Brady served as a member of the Transition Team for the United States Army Secretary Dr. Francis Harvey from 2004 to 2005. Mr. Brady earned his B.A. from Middlebury College and his M.B.A. from Columbia University Graduate School of Business.  Mr. Brady is well qualified to serve on our board of directors due to his background in private equity, corporate finance and capital markets, with a focus on identifying and building portfolio companies.

Michael LaBarbera has served as our Chief Financial Officer and Secretary since inception. Mr. LaBarbera serves as a managing director of Chart Group Advisors, a merchant banking firm and affiliate of our sponsor.  Prior to his involvement with Chart Group Advisors, from April 1996 to March 2002, Mr. LaBarbera served in various positions, including as a managing director and head of private placements & fundraising at Dresdner Kleinwort Capital, the global private equity business within Dresdner Kleinwort Wasserstein Securities, LLC.  From 1994 to 1996, he served as managing director, head of private placements at S.G. Warburg & Co., and as a director of S.G. Warburg, PLC.  From 1984 to 1994, Mr. LaBarbera was the senior vice president, co-head of private placements at Dillon, Read & Co. Inc.  Prior to Dillon Read, he was a member of the corporate treasurer’s departments of both Penn Central Corporation and Exxon Corporation.  Mr. LaBarbera has advised both public and private companies on corporate issuance and on structuring financings for acquisitions, business expansion and balance sheet restructurings. Mr. LaBarbera currently serves on the board of directors of Laney Directional Drilling, Co. and acts as chairman of such company’s audit committee.  Mr. LaBarber received an M.B.A. in Finance from Columbia University Graduate School of Business and a B.S. in Chemistry from Brooklyn College, City University of New York.

Peter A. Cohen has served as a director since September 2011. Mr. Cohen serves as chief executive officer and chairman of the board of directors of Cowen Group, Inc., a diversified financial services company, and parent company of Cowen and Company, LLC, one of the representatives of the underwriters of our initial public offering.  Prior to Cowen Group, Mr. Cohen was the founder of Ramius LLC. He also served as a managing member and senior member of the executive committee of Ramius. Mr. Cohen began a career on Wall Street at Reynolds & Co. in 1969.  In 1970, he joined the firm which became Shearson Lehman Brothers.  In 1973, Mr. Cohen became assistant to the chairman of the firm, Sanford Weill, and was involved in all aspects of the firm’s activities. In 1978, Mr. Cohen left Shearson for one year to work directly for Edmond Safra at Republic NY Corporation and Trade Development Bank Holdings in Geneva, Switzerland and returned to Shearson in 1979. Shearson merged with American Express in 1981 at which time he became president & Chief operating officer and in 1983 he became chairman and chief executive officer, a position he held until 1990.  In 1991, Mr. Cohen formed Republic New York Securities and Republic Asset Management for Republic National Bank of New York and at the same time commenced the activities around which Ramius was formed in 1994. Over his career he has served on a number of corporate, industry and philanthropic boards, including The New York Stock Exchange, The Federal Reserve International Capital Market Advisory Committee, The Depository Trust Company, The Ohio State University Foundation, The New York City Opera, The American Express Company, GRC International, Olivetti SpA, Société Générale de Belgique, Telecom Italia SpA, Presidential Life Corporation, Kroll, Inc., and L-3 Communications.  Mr. Cohen is presently a director of Mount Sinai Hospital, Safe Auto Insurance, and Scientific Games Corporation.  Mr. Cohen received his Bachelor of Science degree from Ohio State University in 1968 and earned his M.B.A. from Columbia University in 1969.  Mr. Cohen is well qualified to serve on our Board of Directors by virtue of his substantial corporate leadership and financial industry expertise and his significant investment experience.

Governor Thomas J. Ridge has served as a director since inception. Since July 2006, Governor Ridge has served as president and chief executive officer of Ridge Global, LLC, Washington, D.C., a global strategic consulting company. At Ridge Global, LLC, he leads a team of international experts that helps businesses and governments address issues such as risk management, global trade security, technology integration and crisis management.  In April 2010, Governor Ridge became a partner in Ridge Policy Group, Harrisburg, Pennsylvania and Washington, D.C., a bi-partisan, full-service government affairs and issue management group.  At Ridge Policy Group, Governor Ridge provides strategic advice to clients to assist them in navigating the complexities of state and local government and raising awareness of their products and services that are relevant to government markets.  From April 2005 to July 2006, he was president and chief executive officer of Thomas Ridge LLC.  From October 2001 to February 2005, Governor Ridge was Secretary of the U.S. Department of Homeland Security. As Secretary of the Department of Homeland Security, he formed a new agency from 22 agencies employing more than 180,000 employees.  Prior to his service as Secretary of Homeland Security, he was Governor of Pennsylvania from 1995 to 2001.  Governor Ridge has been a director of Exelon Corporation since May 2005, a director of The Hershey Co. since November 2007, a director of Brightpoint Inc. since September 2009 and a director of Geospatial Holdings, Inc. since April 2010. He was formerly a director of Vonage from August 2005 to April 2010 and Home Depot, Inc. from May 2005 to May 2007. Governor Ridge holds a bachelor’s degree, cum laude, from Harvard University and a Juris Doctor degree from The Dickinson School of Law of The Pennsylvania State University.  Governor Ridge’s background and substantial government experience have prepared him well for membership on our Board of Directors. Governor Ridge also brings significant corporate governance experience and compliance oversight expertise by virtue of his prior and on-going directorships.

Senator Joseph Robert “Bob” Kerrey has served as a director since inception.  Senator Kerrey is president emeritus of The New School in New York City and served as its president from January 2001 until January 2011.  From 1988 to 2000, he served as United States Senator from Nebraska.  During that period, he was a member of numerous congressionally-chartered commissions and Senate committees, including the Senate Finance and Appropriations Committees and the Senate Select Committee on Intelligence.  Prior to that time, he served as Governor of Nebraska from 1982 to 1987. Senator Kerrey is a director of Scientific Games Corporation, Jones Apparel Group, Inc., Tenet Healthcare Corporation and Genworth Financial, Inc.  Senator Kerrey’s background and substantial government experience have prepared him well for membership on our Board of Directors and, by virtue of his current directorships, he will add significant corporate governance and compliance oversight expertise to our Board of Directors.

Manuel D. Medina has served as a director since March 2012.  Since June 2011, Mr. Medina has been the Chairman and CEO of Medina Capital Partners, an investment firm focused on funding private and public sector technology companies. Mr. Medina was the founder, Chairman and CEO of Terremark Worldwide, Inc., a publicly traded global provider of managed IT infrastructure services, until April 2011 when the company was acquired by Verizon Communications, Inc. Mr. Medina also founded TransAtlantic Bank located in Miami, Florida in 1984 and served as chairman of its board until 2011. Mr. Medina received a BS in Accounting from Florida Atlantic University. Mr. Medina is well qualified to serve on our Board of Directors by virtue of his significant experience and knowledge in building businesses and undertaking complex projects.

Kenneth J. Krieg has served as a director since January 15, 2014.  Mr. Krieg heads McLean, VA-based Samford Global Strategies, a consulting practice focused on helping clients lead and manage through periods of strategic change. He also serves on the board of directors of several private companies, is an Executive in Residence at Renaissance Strategic Advisors, and is a Distinguished Fellow at the Center for Naval Analyses. He served as the Undersecretary of Defense for Acquisition, Technology and Logistics (“USD (AT&L)”) from 2005 to 2007, with overall responsibility for the Department of Defense’s (the “DoD”) procurement, research and development, and other major functions. Prior to his appointment as USD (AT&L), he served as Special Assistant to the Secretary of Defense and Director of Program Analysis & Evaluation, leading an organization that advises the Secretary of Defense on defense systems, programs, and investment alternatives. Before joining the DoD, he was Vice President and General Manager of the Office and Consumer Papers Division of International Paper Company. Mr. Krieg also recently served as a director of White Electronic Designs Corporation. Mr. Krieg holds a Bachelor of Arts degree in history from Davidson College and a Master’s degree in Public Policy from the Kennedy School of Government at Harvard University.  Mr. Krieg is well qualified to serve as a director due to his background in government services and experience with public companies.

Corporate Governance

The Board of Directors

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance - Directors and Officers.”

Director Independence

The Board of Directors has determined that each of Governor Ridge, Senator Kerrey and Messrs. Medina and Krieg are independent in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”).  The Board of Directors affirmatively determined that no director (other than Messrs. Wright, Brady and Cohen) has a material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

We currently have the following standing committees: the Audit Committee and the Compensation Committee.  Each of the standing committees of the Board of Directors is composed entirely of independent directors.

Committee Membership, Meetings and Attendance

During the fiscal year ended December 31, 2012:

•	the Board acted five times by written consent; and
•	no meetings of the Audit Committee were held.

The Compensation Committee was formed in January 2014.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director has been a director during fiscal year ended December 31, 2012.

We encourage all of our directors to attend our annual meetings of stockholders.  This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and Nasdaq Listing Rules.  In addition, our Board adopted a written charter for the Audit Committee. A copy of the Audit Committee’s Charter is included as Appendix A to this Proxy Statement and is available, free of charge, from the Company by writing to the Company’s Secretary c/o The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, New York 10019.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual reports;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Board has determine that Mr. Medina qualifies as an “Audit Committee Financial Expert”, as defined by SEC rules, based on his education, experience and background.

Nominating Committee

We do not have a standing Nominating Committee and the independent members of our Board (Messrs. Ridge, Kerrey and Medina) participate in the consideration of director nominees.  The Board believes it is appropriate for the Company not to have such a committee as the Company has a limited time in which to identify an initial business combination and, during such time, there will likely be no more than two annual meetings of stockholders in which nominees for director must be identified.

The independent members of our Board (1) review suggestions of candidates for director made by directors and others; (2) identify individuals qualified to become Board members, (3) determine the director nominees for the next annual meeting of stockholders; and  (3) recommend to the Board directors for each committee of the Board.  There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise. The independent members of the Board have nominated the directors to be elected at this Annual meeting.

The independent members of the Board do not have a formal policy with regard to consideration of diversity in identifying director nominees.  The independent board members may consider diversity, which could include diversity with respect to experience, skill set, age, areas of expertise and professional background, as well as race, gender and national origins, along with many other criteria, in selecting director nominees.

Compensation Committee

The Compensation Committee was formed in January 2014. The Compensation Committee has overall responsibility for determining and approving the compensation of our Chief Executive Officer and reviewing and approving the annual base salaries and annual incentive opportunities of our executive officers.  The Company may utilize the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations are conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions.   The Compensation Committee has adopted a written charter. A copy of such charter is included as Appendix B to this proxy statement

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K/A for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Governor Thomas J. Ridge
Senator Joseph Robert “Bob” Kerrey
Manuel D. Medina

*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

We do not require separation of the offices of the Chairman of the Board and Chief Executive Officer and we currently have one person, Mr. Wright, serving in each capacity.  In addition, we do not have a lead independent director.  The decision whether to combine or separate these positions depends on what our Board of Directors deems to be in the long term interest of stockholders in light of prevailing circumstances.  The Board has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of pursuing an initial business combination.  Our Board of Directors believes the Company is well-served by the current leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. The Compensation Committee considers risk and structures our executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Director Recommendations and Nominations

The independent directors of the Board are currently responsible for assembling and maintaining a list of qualified candidates to serve on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Board will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations should be submitted in writing to: Chart Acquisition Corp. c/o The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, New York 10019, Attention: Michael L. LaBarbera, Secretary.

Whether recommended by a stockholder or chosen by the independent directors, a candidate will be selected for nomination based on his or her talents and the needs of the Board. Although the Board does not have a formal diversity policy, it is expected that the independent directors will consider such factors as they deem appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable purpose and size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Director candidates are evaluated in view of the criteria described above, as well as other factors deemed to be relevant by the Board, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board.  Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company’s Secretary, c/o The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, New York 10019. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board.  Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board.  Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Code of Conduct and Ethics

The Company has adopted a Code of Ethics that applies to all its employees including its principal executive, financial and accounting officers. A copy of the Code of Ethics can be found on the Company’s website at http://www.chartacquisition.com/corporategovernance.aspx.

Executive Compensation

Since our inception, none of our executive officers or directors has received any compensation (cash or non-cash) for services rendered. Commencing on the date that our securities were first listed on Nasdaq through the earlier of consummation of our initial business combination or our liquidation, we will pay The Chart Group, L.P., an affiliate of Mr. Brady, our President and a director, a total of $10,000 per month for office space and administrative services, including secretarial support. This arrangement was agreed to by The Chart Group, L.P. for our benefit and is not intended to provide The Chart Group, L.P. or Mr. Brady compensation in lieu of a salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services. Other than this $10,000 per month fee, no compensation of any kind, including finder’s and consulting fees, will be paid to our initial stockholders, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the consummation of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

After the consummation of our initial business combination, directors or members of our management team who remain in one of those capacities, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We do not intend to take any action to ensure that members of our management team maintain their positions after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with the combined entity after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of an initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us, we believe that during the year ended December 31, 2012 there were no delinquent filers.

OTHER INFORMATION

Principal Stockholders

The following table sets forth information regarding the beneficial ownership based on 9,750,000 shares of our common stock outstanding as of January 15, 2014 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our officers and directors; and
•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned (2)		Approximate Percentage of Outstanding Common Stock
Chart Acquisition Group LLC	1,288,750	(3)	13.2%
The Chart Group, L.P.	1,288,750	(3)	13.2%
Christopher D. Brady	1,397,500	(3)	14.3%
Joseph Wright	237,500	(4)	2.4%
Michael LaBarbera	86,250		*
Governor Thomas Ridge	37,500	(5)	*
Senator Joseph Robert Kerrey	37,500	(5)	*
Kenneth J. Krieg	0	(6)	0
Manuel D. Medina	37,500	(5)	*
Peter A. Cohen	131,250	(7)	1.3%
Cowen Overseas Investment LP	131,250	(7)	1.3%
Kendall Family Investments	962,500	(8)	9.9%
Pine River Capital Management L.P.	742,500	(9)	7.6%
Citigroup Inc.	594,000	(10)	6.1%
Fir Tree, Inc.	675,000	(11)	6.7%
AQR Capital Management, LLC	746,250	(12)	8.5%
BlueMountain Capital Management, LLC	750,000	(13)	7.7%
TD Asset Management Inc.	725,000	(14)	7.4%
Polar Securities Inc.	650,000	(15)	6.7%
All directors and officers as a group (8 persons)	2,002,500		20.5%

*	Less than 1 percent.
1	Unless otherwise noted, the business address of each of the persons and entities listed above is 75 Rockefeller Plaza, 14th Floor, New York, NY 10019.
2
Includes a number of founder shares equal to 2.5% of our shares of common stock issued and outstanding after the consummation of our initial public offering (excluding the placement shares) which will be subject to forfeiture on a pro-rata basis by our initial stockholders in the event the last sales price of our stock does not equal or exceed $11.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 60 months following the closing of our initial business combination. An additional number of founder shares equal to 2.5% of our shares of common stock issued and outstanding (excluding the placement shares) which will be subject to forfeiture on a pro-rata basis by our initial stockholders in the event the last sales price of our common stock does not equal or exceed $13.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least one period of 20 trading days within any 30-trading day period within 60 months following the closing of our initial business combination.

3
According to a Schedule 13G filed with the SEC on February 14, 2013, Chart Acquisition Group LLC, a Delaware limited liability company, our sponsor, is the holder of 981,250 shares composed of 750,000 founder shares and 231,250 placement shares. The Chart Group, L.P. is the direct holder of 307,500 shares and, through its membership interest in the sponsor, is the indirect holder of 750,000 founder shares and 231,250 placement shares. The Chart Group, L.P., the sole managing member of our sponsor, is a limited partnership that is managed and controlled by its general partner, Antwerp L.L.C., a New York limited liability company. Mr. Brady owns a majority of the membership interests in Antwerp L.L.C., and is its Chief Executive Officer and a member of its Management Committee. As such, Mr. Brady may be deemed to have effective control of Antwerp L.L.C. and thereby effective control over The Chart Group, L.P. and our sponsor and may exercise voting and dispositive power with respect to the shares held by our sponsor and The Chart Group, L.P. Consequently, Mr. Brady may be deemed the beneficial owner of 1,288,750 shares composed of 1,057,500 founder shares and 231,250 placement shares, held by our sponsor. Mr. Brady directly holds 108,750 of our founder shares. Mr. Brady disclaims beneficial ownership over any shares owned by The Chart Group, L.P. or our sponsor over which he does not have any pecuniary interest.

4	Mr. Wright holds 237,500 shares composed of 225,000 founder shares and 12,500 placement shares.
5	Messrs. Ridge, Kerrey and Medina, respectively, hold 37,500 founder shares.
6
In connection with Mr. Krieg’s appointment to our Board, Chart Acquisition Group LLC, our sponsor intends to issue to Mr. Krieg an option to purchase 37,500 founder shares at an exercise price equal to the closing price of our common stock on the Nasdaq Capital Market on the date of issuance.  Please see “Certain Relationships and Related Transactions—Private Placements—Founders Shares.”

7
Cowen Group, Inc. has indirect sole voting and dispositive power over Cowen Overseas through its ownership of Ramius Advisors, LLC a wholly-owned subsidiary of Cowen Group, Inc. and the general partner of Cowen Overseas. This amount includes placement shares beneficially owned by Cowen Overseas Investment LP. As Chairman and Chief Executive Officer of Cowen Group, Inc., Peter Cohen may be deemed to control or share control of Cowen Group, Inc. Peter Cohen’s business address is c/o Ramius Advisors, LLC, 599 Lexington Avenue, 19th  Floor, New York, New York 10022. Andrew Cohen who is the managing director of Ramius Advisors, LLC, has voting and dispositive power with respect to the shares held by Cohen Overseas. Each of Peter Cohen and Andrew Cohen disclaims beneficial ownership of any securities over which he does not have pecuniary interest.

8
According to a Schedule 13G filed with the SEC on February 14, 2013 by Kendall Family Investments, LLC and Mr. Louis M. Bacon, through its membership interest in the sponsor, Kendall Family Investments, LLC is the indirect holder of 962,500 shares composed of 212,500 placement shares and 750,000 founder shares, representing 9.87% of our outstanding shares of common stock. Kendall Family Investments, LLC is controlled by Mr. Louis M. Bacon, who has voting and dispositive power over its securities. The principal business office of each of Kendall Family Investments, LLC and Mr. Bacon is located at 1251 Avenue of the Americas, New York, New York 10020.

9
According to a Schedule 13G filed with the SEC on February 14, 2013  on behalf of  Brian Taylor, Pine River Capital Management L.P. and Pine River Master Fund Ltd. Brian Taylor is the beneficial owner of 742,500 shares of common stock , representing 7.6% of our outstanding shares of common stock.  Pine River Capital Management L.P. is the beneficial owner of 742,500 shares of common stock, representing 6.1% of our outstanding shares of common stock. The address of such reporting persons is 601 Carlson Parkway, Suite 330, Minnetonka, MN 55305.

10
According to a Schedule 13G filed with the SEC on February 14, 2013 by Citigroup Inc., the reporting person has shared voting and dispositive power over 594,000 shares of common stock, representing  6.1% of our outstanding common stock. The address of reporting person is 399 Park Avenue, New York, NY 10022.

11
According to a Schedule 13G filed with the SEC on February 14, 2013 by Fir Tree, Inc (“Fir Tree”), the reporting person beneficially owns 675,000 shares of common stock, which represents approximately 6.7% of the Common Stock outstanding.   Fir Tree may be deemed to beneficially own the 675,000 shares of Common Stock purchased by certain private investment funds for which Fir Tree serves as the investment manager. Fir Tree has been granted investment discretion over the shares of common stock held by certain private investment funds for which Fir Tree serves as the investment manager, and thus, has the shared power to direct the vote and disposition of 675,000 shares of common stock. Reporting person has an address at 505 Fifth Avenue, 23rd Floor, New York, New York 10017.

12
Based on information contained in Schedule 13G filed on February 14, 2013 by AQR Capital Management, LLC (“AQR”), AQR serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company, which holds 746,250 shares of common stock, representing approximately 8.5%  the outstanding shares of common stock. AQR Capital Management, LLC serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company, which holds 7.2% of the total amount owned by AQR.  Reporting persons have an address at Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

13
According to a Schedule 13G filed on February 14, 2013 by BlueMountain Capital Management, LLC and BlueMountain GP Holdings, LLC, BlueMountain Capital Management, LLC has shared voting and dispositive power over 750,000 shares of common stock, representing 7.7% of the outstanding shares of common stock. BlueMountain GP Holdings, LLC has shared voting and dispositive power over 667,500 shares of common stock, representing 6.9% of the outstanding shares of common stock. The address of the principal business office of each of the reporting persons is 280 Park Avenue, 5th Floor East, New York, New York 10017.

14
According to a Schedule 13G filed on January 13, 2013 by TD Asset Management Inc., reporting person has sole voting and dispositive power of 725,000 shares of common stock, representing 7.43% of the outstanding shares of common stock.  The address and principal place of business office of reporting person is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2.

15
According to a Schedule 13G filed on March 18, 2013 by Polar Securities Inc., reporting persons has shares voting and dispositive power with North Pole Capital Master Fund of 650,000 shares of common stock, representing 6.7% of the outstanding shares of common stock.  The address of the business office of each of the reporting persons is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

Certain Relationships and Related Transactions

Private Placements

Founders Shares

On August 9, 2011, the Company issued to Chart Acquisition Group LLC, our sponsor, in a private placement 2,156,250 shares of restricted common stock, which we refer to as the founder shares, for an aggregate purchase price of $25,000.   In January 2012, Chart Acquisition Group LLC, our sponsor, transferred an aggregate of 337,500 founder shares to Joseph Wright, Governor Thomas Ridge and Senator Joseph Robert Kerrey, each of whom is one of our officers and/or directors, and Timothy N. Teen, a former director, and an aggregate of 890,625 shares to The Chart Group, L.P., the sole managing member of our sponsor. Subsequently in January 2012, The Chart Group, L.P. transferred an aggregate of 525,469 founder shares to certain of our officers and certain affiliates and officers of The Chart Group, L.P.   On April 17, 2012, our sponsor transferred an aggregate of 37,500 founder shares to Manuel D. Medina, who joined our Board in March 2012.  In connection with Mr. Krieg’s appointment to our Board, our sponsor intends to issue to Mr. Krieg an option to purchase 37,500 founder shares at an exercise price equal to the closing price of our common stock on the Nasdaq Capital Market on the date of issuance in order to align his equity holdings in the Company to each other independent director of the Company.

An aggregate of 281,250 founder shares were forfeited in January 2013 because the underwriters of our initial public offering, or IPO, did not exercise their over-allotment option.

The founder shares and the placement shares, which are described below, are identical to the shares of common stock included in the units that were sold in our IPO except that (i) the founder shares and the placement shares are subject to certain transfer restrictions as described above, and (ii) each of the initial stockholders and Cowen Overseas has agreed not to redeem any of the founder shares or placement shares, as the case may be, held by them in connection with the consummation of an initial business combination, and each has also waived its rights to participate in any redemption with respect to its initial shares and placement shares, as the case may be, if the Company fails to consummate an initial business combination.

An aggregate of 234,375 shares are subject to forfeiture by our initial stockholders in the event the last sales price of our stock does not equal or exceed $11.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 60 months following the closing of our initial business combination. An aggregate of 234,375 additional founder shares are subject to forfeiture by our initial stockholders in the event the last sales price of our stock does not equal or exceed $13.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 60 months following the closing of our initial business combination.  The shares subject to these forfeiture provisions are referred to as the founder earn out shares.  Our initial stockholders have agreed, to the extent applicable, that they will not sell or transfer founder shares that remain subject to forfeiture.

Placement Units

Simultaneously with the closing of our IPO, our sponsor, Joseph Wright and Cowen Overseas, an affiliate of Peter Cohen, purchased an aggregate of, 375,000 units (the “placement units”) from the Company at a price of $10.00 per unit, each unit consisting of one share of common stock (“placement shares”) and a warrant to purchase one share of common stock (“placement warrants”), for an aggregate purchase price of $3,750,000, in private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended.  Our sponsor purchased 231,250 of such placement units, Mr. Wright purchase 12,500 of such placement units and Cowen Overseas purchased 131,250 of such placement units.  The placement warrants are identical to the warrants sold in the IPO except that, (i) if held by the initial holders or their permitted assigns, they (a) may be exercised for cash or on a cashless basis at the option of the holder; and (b) will not be redeemable by the Company, and (ii) the placement warrants issued to Cowen Overseas, so long as held by Cowen Overseas or any of its related persons under FINRA rules, expire five years from the effectiveness of the registration statement. In addition, the placement warrants and placement shares are subject to transfer restrictions until 30 days following the consummation of the initial business combination.

The placement units and the component securities contained therein are subject to lockup (i.e. not transferable, assignable or saleable) until 30 days after the consummation of our initial business combination.  If we do not complete an initial business combination, the portion of the $3,750,000 purchase price of the placement units placed in the trust account will be included as a part of the liquidation amount payable to our public stockholders and the placement warrants will expire worthless.

General

In connection with a stockholder vote to approve an initial business transaction, if any, each of the initial stockholders have agreed to vote their founders shares and/or placement shares, as the case may be, in favor of the initial business transaction.  In addition, the Company’s initial stockholders, officers and directors have each also agreed to vote any shares of common stock acquired in the IPO or in the aftermarket in favor of the initial business transaction submitted to stockholders for approval, if any.

Pursuant to a registration rights agreement to be entered into concurrently with our IPO, our initial stockholders and Cowen Overseas, and their  respective permitted transferees, can demand that we register the founder shares, placement units, placement shares and placement warrants, and the shares of common stock issuable upon exercise of the placement warrants, as the case may be. The registration rights will be exercisable with respect to the founder shares, the placement units, placement shares and the placement warrants and the shares of common stock issuable upon exercise of such placement warrants at any time commencing upon the date that such shares are released from transfer restrictions. We will bear the cost of registering these securities.

Note Payable to Sponsor

The Company issued a $175,000 unsecured non-interest bearing promissory note to Chart Acquisition Group LLC, our sponsor, on August 9, 2011, which was amended on March 31, 2012 and September 30, 2012, respectively.  The proceeds from the loan were used to fund organizational and offering expenses incurred or expected to be incurred by the Company. The note was repaid in full on December 19, 2012.

Loans from Affiliates

In order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required.  If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds. Up to $750,000 of such loans may be convertible into warrants of the post business combination entity at a price of $0.75 per warrant at the option of the lender. These warrants would be identical to the placement warrants. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

Administrative Services Agreement

In accordance with the terms of an Administrative Services Agreement, the Company pays Chart Group L.P., an affiliate of our sponsor, a total of $10,000 per month for office space and general and administrative services.  Services commenced on December 14, 2012, the date our securities were first listed on the Nasdaq Capital Market, and will terminate upon the earlier of the consummation of an initial business combination and the liquidation of the Company.

Support of Business Combination

Our sponsor, Mr. Wright and Cowen Overseas have collectively committed to offer to purchase up to 3,750,000 of our issued and outstanding warrants at a purchase price of $0.60 per warrant in a proposed tender offer that would commence after our announcement of a business combination and would close upon the consummation of such initial business combination.  The proposed purchase price of $0.60 was determined by our sponsor, Mr. Wright and Cowen Overseas in consultation with the representatives of the underwriters of our initial public offering and based on these entities’ knowledge of the securities markets. At the time of the proposed tender offer, each of our sponsor, Mr. Wright and Cowen Overseas has agreed not to tender any placement warrants in the proposed tender offer.  Through the warrant tender offer, the initial holders will effectively offer to purchase up to 50% of the warrants sold as part of the units in IPO. The warrant tender offer will not be conditioned upon any minimum number of warrants being tendered. In the event the aggregate number of public warrants validly tendered by the public warrant holders exceeds 3,750,000, each validly submitted offer to sell will be reduced on a pro rata basis in accordance with the terms of the offer to purchase that will be provided to the public warrant holders in connection with the warrant tender offer.

Our sponsor, Mr. Wright and Cowen Overseas have deposited an aggregate of $2,250,000 with Continental Stock Transfer & Trust Company into a segregated escrow account (representing $0.60 per warrant for up to 3,750,000 warrants). More specifically, the sponsor has deposited $1,387,500, Mr. Wright has deposited $75,000 and Cowen Overseas has deposited $787,500. The funds held in the escrow account will be invested only in United States treasuries or in money market funds that invest solely in United States treasuries with a maturity of 180 days or less.

If we are unable to consummate our business combination within the allotted time, holders of our outstanding public warrants will receive a pro-rata portion of the proceeds on deposit in this escrow account ($0.30 per warrant) as promptly as reasonably possible but no more than five business days thereafter, after which time such warrants will expire worthless. Interest earned on the amount deposited in the escrow account, if any, will be paid to our sponsor, Mr. Wright and Cowen Overseas in accordance with the terms of the escrow agreement.

 In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds. Up to $750,000 of such loans may be convertible into warrants of the post business combination entity at a price of $0.75 per warrant at the option of the lender. These warrants would be identical to the placement warrants (except that the placement warrants issued to Cowen Overseas, so long as held by Cowen Overseas or any of its related persons under FINRA rules, will expire five years from the December 14, 2012 (or earlier upon our liquidation). The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

Commencing on December 14, 2012, we agreed to pay The Chart Group, L.P., an affiliate of our sponsor, a total of $10,000 per month for office space, administrative services and secretarial support. Upon consummation of our initial business combination or our liquidation, we will cease paying these monthly fees.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

Review of Transactions with Related Parties

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

 PROPOSAL ONE
ELECTION OF THREE CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance—Directors and Officers”.

Governor Ridge, Senator Kerrey and Mr. Medina are nominated for election at this Annual Meeting of stockholders, as directors in Class I, to hold office until the annual meeting of stockholders in 2016, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance—Directors and Officers”.

Required Vote

The three nominees receiving the highest number of affirmative votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO
 RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of Rothstein Kass as our independent registered public accounting firm for the fiscal year ending December 31, 2013.  The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2013.

Rothstein Kass has audited our financial statements annually since our inception.  A representative of Rothstein Kass is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Rothstein Kass in connection with regulatory filings.  We paid Rothstein Kass $20,000 during the year ended December 31, 2011, in connection with our seed audit (as of August 9, 2011) filed with our registration statement relating to our IPO.  We paid Rothstein Kass $55,000 during the year ended December 31, 2012 (including $25,000 paid in January 2013) in connection with our registration statement (audits as of December 31, 2011 and December 19, 2012; interim reviews as of June 30, 2012 and September 30, 2012; auditor consents; comfort letters and other correspondence).  Rothstein Kass invoiced us $45,000 during the year ended December 31, 2013 in connection with our audit as of December 31, 2012 and our 2013 quarterly interim periods.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During 2013, we paid Rothstein Kass 9,750 for consultations concerning financial accounting and reporting standards.

Tax Fees. We did not pay Rothstein Kass for tax planning and tax advice for the year ended December 31, 2012.

All other fees. We did not pay Rothstein for consulting services for our due diligence review in connection with the investigation of an acquisition target.

Our Audit Committee has determined that the services provided by Rothstein Kass are compatible with maintaining the independence of Rothstein Kass as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee has adopted a statement of principles with respect to the pre-approval of services provided by the independent registered public accounting firm. In accordance with the statement of principles, the Audit Committee determined that all non-prohibited services to be provided by the independent registered public accounting firm are to be approved in advance pursuant to a proposal from such independent registered public accounting firm and a request by management for approval.

Vote Required

The ratification of the appointment of Rothstein Kass requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Rothstein Kass as our independent registered public accounting firm.

PROPOSAL THREE
APPROVAL OF EXECUTIVE COMPENSATION

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers.

Since our inception, none of our named executive officers has received any compensation (cash or non-cash) for services rendered.  We do not expect to pay any compensation to our named executive officers at any time prior to the consummation of our initial business combination.

Required Vote

Approval of this proposal requires the affirmative “FOR” vote of a majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Resolved, that the stockholders approve the compensation policy of Chart Acquisition Corp.’s named executive officers, as disclosed under SEC rules, including the compensation disclosures included in this proxy statement.

Recommendation

Our Board of directors recommends a vote “FOR” the approval of the foregoing resolution.

PROPOSAL FOUR
DETERMINE FREQUENCY OF STOCKHOLDER ADVISORY VOTE REGARDING COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. You may elect to have the vote held every three years, every two years, or every year, or you may abstain. We recommend that this advisory vote be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. In the context of our search for an initial business combination, we believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to executive compensation policies and practices that have occurred since the last advisory vote.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board. However, the Board will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board of Directors.

Recommendation

Our Board of Directors recommends a vote for a frequency of once every “THREE YEARS” for the stockholder advisory vote on compensation to our named executive officers.

OTHER MATTERS

Submission of Stockholder Proposals for the 2014 Annual Meeting

We anticipate that the 2014 annual meeting of stockholders will be held no later than September 1, 2014.  For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2014 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at c/o The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, New York 10019 no later than May 2, 2014.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 120 days and not more than 180 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or not more than 15 days from the public announcement of the meeting if the meeting is first publicly announced less than 90 days prior to the date of the meeting. Accordingly, for our 2014 Annual Meeting, assuming the meeting is held on or about September 1, 2014, notice of a nomination or proposal must be delivered to us no later than June 3, 2014 and no earlier than May 2, 2014. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. If a stockholder fails to comply with the forgoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at c/o The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, New York 10019,  to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Chart Acquisition Corp., The Chart Group, L.P., 75 Rockefeller Plaza, 14th Floor, New York, New York 10019, Attn: Secretary.

Appendix A

CHART ACQUISITION CORP.
CHARTER OF THE
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

(Adopted February 7, 2012)

The following Audit Committee Charter for the Audit Committee of the Board of Directors (the “Committee”) of Chart Acquisition Corp., a Delaware corporation (the “Company”), was adopted by the Board of Directors of the Company (the “Board”) as of the date first written above.

1.           Purpose.  The Committee has been constituted to represent and assist the Board in its oversight of: (1) the integrity of the Company’s financial reporting and systems of internal accounting control, (2) the independence, qualifications and performance of the Company’s independent registered public accounting firm, and (3) the Company’s compliance with legal and regulatory requirements.  The Committee shall also conduct all reviews and investigations and prepare such reports as are required to be prepared by the Committee pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”) and the listing standards of The NASDAQ Stock Market (“NASDAQ”), or such other exchange or quotation systems as the Company’s securities are listed or quoted on, or any other applicable laws or regulations.

2.           Members.  The Committee shall consist of at least three non-affiliated, independent members of the Board (subject to any NASDAQ phase-in provisions, if applicable) and each member shall satisfy the independence standards specified in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 5605 of NASDAQ Stock Market Listing Rules.  The members of the Committee must not have participated in the preparation of the financial statements of the issuer or any current subsidiary of the issuer at any time during the past three years. Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and statement of cash flows.  At least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC.  The Committee and its members shall be subject to the provisions of the Company’s charter and bylaws relating to members and filling vacancies.  Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

3.           Outside Advisors.   The Committee shall have the authority to retain such outside legal, accounting or other consultants or advisors as it determines appropriate to assist it in the performance of its functions, or to advise or inform the Committee.  The Committee may also meet with investment bankers and financial analysts.  The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Company.  The Company shall provide for payment of compensation to the Company’s independent auditor and to any advisors retained by the Committee.

4.           Duties and Responsibilities.  On behalf of the Board, the Committee shall, among its duties and responsibilities as may be delegated to the Committee by the Board, and in addition to any duties and responsibilities imparted to the Committee by the SEC and the listing standards of NASDAQ or such other exchange or quotation systems as the Company’s securities are listed or quoted on, or any other applicable laws or regulations:

(a)           Have the direct responsibility and authority to appoint, retain, compensate, evaluate, oversee and, where appropriate, replace the Company’s independent auditors.  The Committee shall inform the independent auditors that such firm shall report directly to the Committee.  The Committee shall resolve disagreements between management and the independent auditor regarding financial reporting.

(b)           Review the Company’s independent auditors’ audit plan and areas of audit focus.

(c)           Review the fees and other significant compensation to be paid to the Company’s independent auditors.

(d)          Approve in advance any audit or non-audit engagement or relationship between the Company and any independent auditor engaged to prepare or issue an audit report or perform other audit, review or attest services, other than prohibited non-auditing services, as specified in the rules and regulations of the SEC or any rules of the Public Company Accounting Oversight Board promulgated thereunder.  The Committee shall not approve any “prohibited non-auditing services” without obtaining a prior exemption from the Public Company Accounting Oversight Board.  Audit and non-audit engagements must be approved either (i) explicitly in advance or (ii) pursuant to a pre-approval policy established by the Committee.

(e)           Consider, at least annually, the independence of the independent auditor, and receive from and discuss with the independent auditor the auditor’s report regarding its independence.

(f)           Review, at least annually, with the Company’s officers the scope of the internal audit program, and review annually the performance of both the internal audit group and the independent auditor in executing their plans and meeting their objectives.

(g)           Review the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.  Also included in such review shall be significant issues and judgments regarding accounting and auditing principles and practices, and the effect of regulatory and accounting initiatives on the Company’s financial statements.  The Committee shall recommend to the Board whether the financial statements should be included in the Form 10-K.

(h)           Review and discuss with management and the Company’s independent auditor the Company’s quarterly financial statements prior to filing the Form 10-Q, including the results of the independent auditor’s review of them and the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

(i)           Discuss with the Company’s independent auditors the matters required to be discussed under applicable Statements of Auditing Standards and the matters in the written disclosures required by Independence Standards Board Standard, including but not limited to ensuring the receipt of, and reviewing and discussing the contents of a formal written statement delineating all relationships between the auditor and the Company.

(j)           Review major changes to the Company’s accounting and auditing principles and practices as suggested by management or the independent auditor.

(k)           Meet periodically with management to review the Company’s major financial and business risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

(l)           Obtain and review, at least annually, a report by the Company’s independent auditor describing the independent auditor’s internal quality-control procedures(as and when applicable to the Company pursuant to the rules and regulations of the SEC), and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

(m)         In consultation with the Company’s independent auditors, management and the internal accounting team, review the integrity of the Company’s financial reporting processes, both internal and external.  In connection therewith, the Committee should obtain and discuss with management and the Company’s independent auditor reports from management and the independent auditor regarding: (i) all critical accounting policies and practices to be used by the Company; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments and the treatment preferred by the independent auditor; (iii) effects of changes in accounting standards that may materially affect the Company’s financial reporting practices; (iv) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (v) the integrity of the Company’s financial reporting practices and the adequacy and effectiveness of internal controls, including a review of significant findings identified by the independent auditors and internal audit, management’s responsiveness to such recommendations and any specific audit steps adopted in light of material control deficiencies; and (vi) any other material written communications between the independent auditor and the Company’s management.

(n)           Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(o)           Meet with the Company’s independent auditor prior to the audit to review the scope and planning of the audit.

(p)           Review with the Company’s independent auditor the results of the annual audit examination, and any issues the auditor may have encountered in the course of its audit work and management’s response.  This review should include, among other things, any management letter, any restrictions on the scope of activities or access to required information.

(q)          Discuss with management the Company’s earnings releases and corporate policies with respect to releases and financial information and earnings guidance provided to analysts and rating agencies.

(r)           Receive reports from the Company’s independent auditors and management regarding, and review the adequacy and effectiveness of, the Company’s internal controls over financial reporting and significant changes in such controls reported to the Committee by the Company’s independent auditors or management.

(s)          Receive reports from the Company’s independent auditors and management regarding, and review the adequacy and effectiveness of, the Company’s disclosure controls and procedures.

(t)           Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

(u)           Review candidates for the positions of chief financial officer and controller of the Company.

(v)          Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(w)          Establish policies for hiring employees and former employees of the independent auditor.

(x)           Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s policies for Code of Conduct and Ethics.

(y)          Review with the Company’s General Counsel (if any), outside counsel and independent auditors (i) legal matters that may have a material impact on the financial statements, (ii) any fraud involving management or other employees who have a significant role in the Company’s internal controls, (iii) compliance policies, and (iv) any material reports or inquires received from regulators, governmental agencies or employees that raise material issues regarding the Company’s financial statements and accounting or compliance policies.

(z)           Review and discuss with the Company’s officers and the Auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between the Company’s officers and the Auditor.

(aa)         Review and discuss with the Company’s officers the Company’s major financial risk exposures and the steps the Company’s officers have taken to monitor and control such exposures.

(bb)         Prepare any report of the Audit Committee that may be required by the rules of the SEC to be included in the Company’s annual proxy statement or other filings. Review this Charter annually and recommend any changes for approval by the Board.

(cc)         Review the Committee’s own performance annually.

(dd)        Consider such other matters in relation to the financial affairs of the Company, its accounts and the independent audit of the Company, as the Committee may, in its discretion, determine to be advisable.

(ee)         Discuss with management major risk assessment and risk management policies.

(ff)          Approve reimbursement of expenses incurred by our management team in identifying potential target businesses.

5.           Related Person Transactions

(a)           The Committee will review any issues relating to conflicts of interests and (in conjunction with the Audit Committee of the Board as necessary or appropriate) all Related Party Transactions as defined under and in accordance with federal securities laws and the rules and regulations of SEC and listing standards of NASDAQ or such other exchange or quotation systems as the Company’s securities are listed or quoted on, and general best corporate practices, and report the same to the Board.

(b)           The Committee will analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a Related Party Transaction:

(1)	fairness of the terms for the Company (including fairness from a financial point of view);
(2)	materiality of the transaction;
(3)	bids / terms for such transaction from at least two unrelated parties;
(4)	structure of the transaction;
(5)	the policies, rules and regulations of the U.S. federal and state securities laws;
(6)	the policies of the Committee; and
(7)	interests of each Related Party in the transaction.

(c)           The Committee will only approve a Related Party Transaction if the Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Committee are deemed a Related Party, the Related Party Transaction will be considered by the disinterested members of the Board of Directors in place of the Committee.

(d)           The following transactions will be exempted from the policy and will be governed by the Company’s other applicable policies:

(1)	payment of compensation by the Company to its officers or directors for service to the Company in their stated capacity;
(2)	transactions available to all employees or all shareholders of the Company on the same terms; and
(3)	transactions which, when aggregated for any Related Party, involve less than US$120,000 and are approved by the Chief Executive Officer, who is not a Related Party in the transaction.

(e)           Approval of a Related Party Transaction may be conditioned upon the Company and the Related Party taking any or all of the following additional actions, or any other actions that the Committee deems appropriate:

(1)	requiring the Related Party to resign from, or change position within, an entity that is involved in the Related Party Transaction with the Company;
(2)	assuring that the Related Party will not be directly involved in negotiating the terms of the Related Party Transaction;
(3)	limiting the duration or magnitude of the Related Party Transaction;
(4)
requiring that information about the Related Party Transaction be documented and that reports reflecting the nature and amount of the Related Party Transaction be delivered to the Committee on a regular basis;

(5)	requiring that the Company have the right to terminate the Related Party Transaction by giving a specified period of advance notice; or
(6)	appointing a Company representative to monitor various aspects of the Related Party Transaction.

(f)           If the Company or a Related Party becomes aware that any Related Party Transaction exists that has not been previously approved or ratified under this policy, it will promptly submit the transaction to the Committee or Chair of the Committee or disinterested members of the Board of Directors for consideration. The Committee or Chair of the Committee or Board will evaluate the transaction under this policy and will consider all options, including ratification, amendment or termination of the Related Party Transaction.

(g)           All Related Party Transactions are to be disclosed in the Company’s applicable filings with the SEC, as required by the Securities Act of 1933, as amended, and the Exchange Act, and related rules and regulations. All Related Party Transactions will be disclosed to the Committee and any material Related Party Transaction will be disclosed to the Board of Directors.

(h)           The Committee is prohibited from approving or ratifying any Related Party Transaction whereby the Company directly or indirectly, including through any subsidiary, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

6.           Meetings.  The Committee shall meet on at least a quarterly basis, and at least four times per year, either in person or telephonically, and at such times and places as the Committee shall determine.  At each such regularly scheduled meeting, the Committee shall meet in separate executive sessions with the Company’s executive management, the Company’s independent auditor and the Committee itself.  All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote.  Additionally, the Committee may invite to its meetings any director, member(s) of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities.  Notwithstanding the foregoing, the Committee may also exclude from its meetings any person it deems appropriate in order to carry out its responsibilities. A majority of the members, but not less than two, will constitute a quorum.  A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee.  The Committee may meet by telephone or videoconference and may take action by unanimous written consent.  The Committee shall appoint a person who need not be a member thereof to act as secretary and minutes of its proceedings shall be kept in minute books provided for that purpose. The agenda of each meeting will be prepared by the secretary and, whenever reasonably practicable, circulated to each member prior to each meeting. The Committee shall regularly report its activities to the Board, and shall maintain minutes of its meetings.

7.           Limitations.  The Committee is responsible for the duties set forth in this Charter, but is not responsible for the preparation of the financial statements or the auditing of thereof.  Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditor has the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls.

8.           Non-affiliate, independent director.  An “independent director” means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The following person shall not be considered independent:

(a)           A director who is employed by the Company or any of its affiliates for the current year or any of the past three years.

(b)           A director who accepts any compensation from the Company or any of its affiliates in excess of $120,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

(c)           A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or and or its affiliates as an executive officer.  Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law-, daughter-in-law, and anyone who resides in such person’s home (such person, a “Family Member”).

(d)           A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

(e)           A director who is, or has a Family Member who is, a current partner of the Company’s registered public accounting firm or was a partner or employee of the company’s registered public accounting firm who worked on the Company’s audit at any time during any of the past three years.

(f)           A director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s Compensation Committee.

9.           Amendment.   Any amendment or other modification of this Charter shall be made and approved by the Board.

Appendix B

Chart Acquisition Corp.
BOARD OF DIRECTORS
COMPENSATION COMMITTEE CHARTER

(Adopted January 15, 2014)

This Charter governs the operations of the Compensation Committee of the Board of Directors of Chart Acquisition Corp.  (the “Company”). The purpose of the Committee is to discharge the Committee’s responsibilities relating to compensation of the Company’s executives in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Organization

The Committee will have three members, or such greater number as may be determined from time to time by the Board. The initial members of the Committee will be appointed by the Board. Candidates to fill subsequent vacancies in the Committee will be appointed by the Board based on nominations by the independent directors of the Board. Members will serve at the pleasure of the Board and for such term or terms as the Board may determine.

Except as may be determined by the Board under the rules of the NASDAQ Stock Market, Inc. (“NASDAQ”), the Committee will consist solely of “Independent Directors”.  Independent Directors means those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the NASDAQ rules.  In affirmatively determining the independence of any director who will serve on the Committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to:

i.	the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and
ii.	whether such director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

As provided under the NASDAQ rules, if the Committee has at least three members, one director who is not independent and is not a current officer or employee, and not a person who is a relative by blood, marriage or adoption of, or who has the same residence as any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years.

Structure and Process

The Board will designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote will decide the issue. The Committee will meet in person or telephonically at least twice a year in conjunction with regularly scheduled meetings of the Board and at such other regularly scheduled times and places as may be determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1. To establish the Company’s general compensation policy, in consultation with the Company’s senior management, and to oversee the development and implementation of compensation programs.

2. To review and approve corporate goals and objectives relevant to the compensation of the CEO, and to evaluate the performance of the CEO at least annually in light of those goals and objectives and to communicate the results of such evaluation to the CEO and the Board, and to have the sole authority to determine the CEO’s compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee will consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as the Committee may be determine to be appropriate.

3. To review and approve the compensation of all other “officers” of the Company (as defined in Section 16 of the Securities Exchange Act of 1934, as amended and Rule 16a-1, hereinafter referred to as the “Section 16 Officers”).

4. To make recommendations to the Board with respect to the Company’s development of incentive compensation plans and equity-based plans, to oversee the activities of the individuals and committees responsible for administering these plans, and to discharge any responsibilities imposed on the Committee by any of these plans.

5. To approve issuances under, or any material amendment of, any tax qualified, non-discriminatory employee benefit plan or parallel nonqualified plan pursuant to which a director, officer, employee or consultant will acquire stock or options.

6. To approve issuances under, or any material amendment of, any stock option or other similar plan pursuant to which a person not previously an employee or director of the Company, as an inducement material to the individual’s entering into employment with the Company, will acquire stock or options.

7. In consultation with management, to oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code.

8. To review and approve any severance or similar termination payments proposed to be made to any current or former Section 16 Officer.

9. To prepare and issue the evaluations and reports required under “Committee Reports” below.

10.  To retain or obtain the advice of a compensation consultant, legal counsel or other adviser as set forth under “Resources and Authority of the Committee” set forth below.

11. To perform any other duties or responsibilities expressly assigned to the Committee by the Board from time to time relating to the Company’s compensation programs.

Committee Reports

The Committee will produce the following reports and provide them to the Board.

1. An annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter. The performance evaluation should also recommend to the Board any improvements to this charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee will be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

2. A summary of the actions taken at each Committee meeting, which will be presented to the Board as soon as reasonably practicable thereafter, but in any event no later than at the next Board meeting.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of a compensation consultant, legal or special counsel or other experts or consultants, as it deems appropriate within the scope of its responsibilities, without seeking approval of the Board or management.

1. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the compensation committee.
2. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee.
3. The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the following factors:
(i) the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;
(ii) the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;
(iii) the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;
(iv) any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;
(v) any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and
(vi) any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an Executive Officer of the Company.

The Committee is required to conduct the independence assessment outlined above with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than in-house legal counsel. The Committees may select, or receive advice from, any compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

The Committee is not required to conduct an independence assessment for a compensation adviser that acts in a role limited to: (a) consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of Executive Officers or directors of the Company, and that is available generally to all salaried employees; and/or (b) providing information that either is not customized for a particular issuer or that is customized based on parameters that are not developed by the adviser, and about which the adviser does not provide advice.

The authority to retain compensation consultants to assist in the evaluation of director, CEO or executive officer compensation shall be vested solely in this Committee.

Amendment

This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

CHART ACQUISITION CORP.

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES, “FOR” PROPOSAL TWO, “FOR” PROPOSAL THREE AND “THREE YEARS” FOR PROPOSAL FOUR.

1	To elect three Class I Directors to serve on the Company’s Board of Directors until the 2016 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: Governor Thomas J. Ridge, Senator Joseph Robert Kerrey and Manuel D. Medina

	For All ☐		Withhold All ☐		For All Except* ☐

*Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

2	Ratification of the selection by the Audit Committee of Rothstein Kass to serve as our independent registered public accounting firm for fiscal year 2013

	For ☐		Against ☐		Abstain ☐

3	Advisory vote on executive compensation

	For ☐		Against ☐		Abstain ☐

4	Advisory vote on the frequency of the advisory vote on executive compensation

	Three Years ☐	Two Years ☐		One Year ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2014

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

CHART ACQUISITION CORP.
c/o The Chart Group, L.P.
75 Rockefeller Plaza, 14th Floor
New York, New York 10019

February 10, 2014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHART ACQUISITION CORP.

The undersigned hereby appoints Joseph R. Wright, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of Common Stock of Chart Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on January 8, 2014 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on Monday, February 10, 2014, at 11:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee, FOR on Proposal 2, FOR on Proposal 3 and THREE YEARS on Proposal 4. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

(Continued, and to be marked, dated and signed, on the other side)

CHART ACQUISITION CORP.

This Proxy Statement, 2012 Annual Report on Form 10-K/A and the Quarterly Report on Form 10-Q for September 30, 2013 is available at:

http://www.chartacquisition.com